UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 30, 2007
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Announcement, dated July 30, 2007
Charts Furnished to Securities Analysts

Item 2.02 Results of Operation and Financial Condition
On July 30, 2007, Residential Capital, LLC (ResCap) announced operating results for the second quarter ended June 30, 2007. The announcement is attached hereto and incorporated by reference as Exhibit 99.1.
Charts furnished to securities analysts in connection with ResCap’s second quarter 2007 earnings announcement are attached hereto and incorporated by reference as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Announcement, Dated July 30, 2007

99.2	Charts Furnished to Securities Analysts

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC (Registrant)
Dated: July 30, 2007	/s/ Sanjiv Khattri
Sanjiv Khattri
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Announcement, Dated July 30, 2007

99.2	Charts Furnished to Securities Analysts